UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2025

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241

(Address of principal executive offices) (zip code)

1 (888) 646-5205

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WKHS	The Nasdaq Capital Market

Item 7.01. Regulation FD Disclosure.

On August 4, 2025, Workhorse Group Inc. (the “Company”) issued a press release (the “Press Release”) about the matters described in Item 8.01 of this Current Report on Form 8-K. The Press Release is furnished as Exhibit 99.1 and incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

As previously disclosed, the Company is currently in discussions with a privately held U.S.-based manufacturer of electric commercial vehicles (the “Manufacturer”) about a potential transaction in which the Manufacturer would be merged into a newly created subsidiary of the Company in exchange for newly issued shares of the Company’s common stock (the “Potential Transaction”). In connection with the Potential Transaction, on July 14, 2025, the Company entered into an Exclusivity Agreement (the “Prior Exclusivity Agreement”) with the Manufacturer, which provided that, for a period of 14 days and subject to a customary “fiduciary out,” the Company would not, among other things, provide information to, negotiate with or enter into a definitive agreement with a third party for an alternative transaction to the Potential Transaction (collectively, the “Restrictions”).

On July 28, 2025, the Restrictions under the Prior Exclusivity Agreement expired. On August 4, 2025, the Company entered into a new Exclusivity Agreement, which put the Restrictions on the Company from the Prior Exclusivity Agreement back into place for a period of seven days.

Additional Information and Where to Find It

If definitive agreements are entered into with respect to the Potential Transaction, the Company intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) and may file other relevant documents with the SEC regarding the Potential Transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The proxy statement (if and when available) will be mailed to stockholders of the Company. STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE POTENTIAL TRANSACTION. Stockholders will be able to obtain a free copy of the proxy statement (if and when available) and other relevant documents once such documents are filed with the SEC from the SEC’s website at www.sec.gov, or by directing a request by mail to Workhorse Group Inc., 3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241, or from the Company’s website at www.ir.workhorse.com.

Participants in the Solicitation

If definitive agreements are entered into with respect to the Potential Transaction, the Company and certain of its directors and officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its stockholders that will occur in connection with the meeting at which the Potential Transaction may be presented to stockholders for approval (the “Meeting”). Information concerning the interests of the persons who may be considered “participants” in the solicitation is set forth in the Company’s proxy statements and its Annual Reports on Form 10-K previously filed with the SEC, and will be set forth in the proxy statement relating to the Meeting when the proxy statement becomes available. Copies of these documents can be obtained, without charge, at the SEC’s website at www.sec.gov, or by directing a request to the Company at the address above, or at www.ir.workhorse.com.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may relate to the Company’s initial business combination and any other statements relating to future results, strategy and plans of the Company (including statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, “targets”, “projects”, “contemplates”, “predicts”, “potential”, “continue”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might”, “will” or “will be taken”, “occur” or “be achieved”).

Forward-looking statements are based on the opinions and estimates of management of the Company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties could give rise to a delay in or the failure to enter into a definitive agreement relating to, or the Company’s ability to enter into a definitive agreement or consummate the Potential Transaction. Some factors that could cause actual results to differ include the outcome of discussions between the Company and the Manufacturer with respect to the Potential Transaction, including the possibility that the parties may not agree to pursue the Potential Transaction or that the terms of the Potential Transaction will be materially different from those described herein; our ability to consummate the Potential Transaction or achieve the expected synergies and/or efficiencies; potential regulatory delays; the industry and market reaction to this announcement; the effect of the announcement of the Potential Transaction on the ability of the parties to operate their businesses and retain and hire key personnel and to maintain favorable business relationships; the possibility that the integration of the parties may be more difficult, time-consuming or costly than expected or that operating costs and business disruptions may be greater than expected; the ability to obtain regulatory and other approvals required to consummate the Potential Transaction, including from Nasdaq; the risk that the price of our securities may be volatile due to a variety of factors; changes in laws, regulations, technologies, the global supply chain, and macro-economic and social environments affecting our business; and our ability to maintain compliance with Nasdaq rules and otherwise maintain our listing of securities on Nasdaq.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, including those factors described under the heading “Risk Factors” therein, and the Company’s subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute a solicitation of a vote or a proxy, consent or authorization with respect to any securities. This Current Report on Form 8-K also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01. Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 4, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: August 4, 2025	By:	/s/ James D. Harrington
	Name:	James D. Harrington
	Title:	General Counsel, Chief Compliance Officer and Secretary

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